EX. 12(b)(1)

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Robert A. Fritts, President, and Mark D. Nerud, Chief Financial Officer of the JNL Variable Fund LLC (the “Fund”), certify that:

1.	This Form N-CSR filing for the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Robert A. Fritts
Robert A. Fritts Chief Executive Officer

Date:	March 9, 2006

By:	/s/ Mark D. Nerud
Mark D. Nerud Chief Financial Officer

Date:	March 9, 2006